Exhibit 10.48
ASSUMPTION AND JOINDER AGREEMENT
This ASSUMPTION AND JOINDER AGREEMENT, dated as of January 23, 2020 (this "Joinder Agreement"), is made by KBSIII 201 17TH STREET, LLC, a Delaware limited liability company (the "Additional Borrower"), each of the other Borrowers party to the Loan Agreement referred to below, and U.S. Bank National Association, a national banking association, as administrative agent for the Lenders party to the Loan Agreement referred to below ("Agent") and the Lenders described below.
RECITALS
A.Reference is made to that certain Term Loan Agreement dated as of October 17, 2018 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the "Loan Agreement"), among KBSIII DOMAIN GATEWAY, LLC, KBSIII 1550 WEST MCEWEN DRIVE, LLC, KBSIII 155 NORTH 400 WEST, LLC, and KBSIII 515 CONGRESS, LLC, each a Delaware limited liability company, and each other New Borrower that has become a Borrower under the Loan Agreement (each, an "Existing Borrower" and, collectively, "Existing Borrowers"), each lender from time to time a party hereto (individually, a "Lender" and collectively, the "Lenders"), and Agent. Any capitalized term used and not defined in this Joinder Agreement shall have the meaning given to such term in the Loan Agreement. This Joinder Agreement is a "Joinder Agreement" described in the Loan Agreement.
B.The Additional Borrower is a New Borrower which is owned, directly or indirectly, by one or more Guarantors. The Organizational Chart of the New Borrower, attached hereto as Exhibit B, is hereby added as Exhibit G-5 to the Loan Agreement.
C.Pursuant to Section 10.30 of the Loan Agreement, Existing Borrowers and the Additional Borrower have requested that certain real property owned by the Additional Borrower (the "Additional Project") more particularly described on Exhibit A attached hereto be included in the Borrowing Base Value and Borrowing Base Amount as an Additional Project. The Additional Project contains an approximate 355,869 square foot building commonly known as 201 17th Street NW, Atlanta, Georgia. The legal description of the Additional Project attached as Exhibit A hereto is hereby added as Exhibit B-5 to the Loan Agreement. The U.S. EIN of Additional Borrower is 47-4294801.
D.Upon the effective date of this Joinder Agreement, the outstanding principal balance of the Loan is $210,112,500.00.
E.As one of the conditions to the admission of the Additional Project as a Project, the parties hereto are executing this Joinder Agreement.
NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Joinder Agreement, the receipt of which and sufficiency of which are hereby acknowledged, the Additional Borrower, Existing Borrowers, Agent and Lenders agree as follows:

1.Joinder As Borrower; Additional Project as a Project. The Additional Borrower assumes and agrees to be bound by all of the terms, obligations, covenants, representations, warranties and conditions of the Loan Agreement, the Notes, the Fee Letter, the Indemnity and the other Loan Documents to which Borrowers are a party, jointly and severally with the other persons comprising the Borrowers, and assumes and agrees to be bound thereby, and shall be deemed to be a party thereto, as a Borrower and Indemnitor (as defined in the Indemnity), as if the Additional Borrower had originally executed the Loan Agreement, the Notes, the Fee Letter, the Indemnity and the other Loan Documents to which Borrowers are a party. The Additional Borrower hereby agrees (i) that the Additional Project shall constitute a Project for all purposes under the Loan Agreement, Indemnity and the other Loan Documents and (ii) to execute and deliver such additional documents as Agent may reasonably require, including a Security Instrument.
2.Consent and Acceptance. Existing Borrowers, Agent, Lenders and Guarantors (by their signatures to the consent attached hereto) hereby consent to the assumption of the Loan Agreement, the Notes, the Fee Letter, the Indemnity and the other Loan Documents to which Borrowers are a party and the Obligations by the Additional Borrower and agree and acknowledge that after the date of this Joinder Agreement, (i) the Additional Borrower shall be a "Borrower" and (ii) the Additional Project shall be a "Project," for all purposes of the Loan Agreement, the Notes, the Fee Letter and the Indemnity and each of the other Loan Documents, including for purposes of the Indemnity provided to Agent and Lenders by each of the Borrowers (including Additional Borrower upon execution of this Joinder Agreement) under the Indemnity.
3.Ownership of Additional Borrower. The Additional Borrower and each other Borrower represent and warrant to Lenders and Agent that the Additional Borrower is wholly-owned, directly or indirectly, by KBS Real Estate Investment Trust III, Inc.
4.Legal Status; Organizational Documents. The Additional Borrower represents and warrants to Agent and each Lender that (i) true, correct and accurate copies of all of the organizational documents of the Additional Borrower have been delivered to Agent and (ii) Additional Borrower is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly registered and qualified to transact business in, and is in good standing under the laws of, the state in which the Additional Project it owns is located, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, to construct, equip, own and operate such Additional Project and to execute, deliver and perform this Joinder Agreement and the other Loan Documents; all consents of the members of Additional Borrower necessary to authorize the execution, delivery and performance of this Joinder Agreement and of the other Loan Documents which have been or are to be executed by and on behalf of Additional Borrower have been duly obtained and are in full force and effect; this Joinder Agreement and such other Loan Documents have been duly authorized, executed and delivered by and on behalf of Additional Borrower so as to constitute this Joinder Agreement and such other Loan Documents the valid and binding obligations of Additional Borrower, enforceable in accordance with their terms; and Additional Borrower has complied with all applicable assumed and/or fictitious name requirements of the state in which it is organized and of the state in which the Additional Project it owns is located, if different.

5.No Default; Compliance with Loan Agreement. The Additional Borrower and each other Borrower covenant, represent and warrant to Agent and each Lender that:
(a)Additional Borrower owns fee title to the Additional Project, does not own any other property other than the Additional Project, and has satisfied the other requirements set forth in Section 10.30 of the Loan Agreement.
(b)The Additional Project is free from all Hazardous Substances except as disclosed in that certain Phase I Environmental Site Assessment prepared by EBI Consulting dated as of December 6, 2019 (Project No. 1119007656), in the form disclosed to Agent as of the date of the recordation of a Security Instrument against the Additional Project.
(c)The Additional Project and all related personal property is free and clear of all liens, charges and encumbrances other than Permitted Encumbrances (as defined in the Loan Agreement) or except as otherwise agreed by Agent in writing. For purposes of clarification, the Security Instrument to be recorded against the Additional Project shall be a "Security Instrument" as defined in the Loan Agreement and the title policy insuring Agent's and the Lenders' lien under such Security Instrument shall be a "Title Policy" as defined in the Loan Agreement.
(d)Except as otherwise disclosed to Agent in writing, each of the representations and warranties made by Borrowers pursuant to the Loan Agreement, including, without limitation, those set forth in Article V therein, are true and correct in all material respects with regard to the Additional Borrower.
(e)No Event of Default, or event which, with notice or lapse of time or both, could become an Event of Default, has occurred and is continuing under any Loan Document.
(f)Additional Borrower has been afforded the opportunity to carefully read this Joinder Agreement, the Loan Agreement, the Notes, the Fee Letter and the Indemnity, and to review such documents with an attorney of Additional Borrower's choice before signing this Joinder Agreement. Additional Borrower acknowledges having read and understood the meaning and effect of this Joinder Agreement, the Loan Agreement, the Notes, the Fee Letter, and the Indemnity before signing this Joinder Agreement and understands it shall thereafter be bound by the Loan Documents and liable for all Obligations owing by Borrowers under the Loan Documents.
6.Counterparts; Joint Borrower Provisions. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument. Section 10.13 of the Loan Agreement (the joint borrower provisions) is by this reference hereby incorporated herein in its entirety.
7.Governing Law. The validity, enforcement, and interpretation of this Joinder Agreement, shall for all purposes be governed by and construed in accordance with the laws of the State of California and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. To the maximum extent permitted by applicable Law, Additional Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Joinder Agreement is executed as of the date first above written.

ADDITIONAL BORROWER:

KBSIII 201 17TH STREET, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXV, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr. Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

EXISTING BORROWERS:

KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr. Chief Executive Officer

KBSIII 515 CONGRESS, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXVII, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr. Chief Executive Officer

KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION V, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr. Chief Executive Officer

KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IV, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr. Chief Executive Officer

ADMINISTRATIVE AGENT:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Administrative Agent

By: /s/ Christopher C. Coburn
Name: Christopher C. Coburn
Title: Vice President

LENDERS:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,

By: /s/ Christopher C. Coburn
Name: Christopher C. Coburn
Title: Vice President

ASSOCIATED BANK, NATIONAL
ASSOCIATION

By: /s/ Mitchell Vega
Name: Mitchell Vega
Title: Vice President

CITY NATIONAL BANK
a national banking association,

By: /s/ Andrew Amaro
Name: Andrew Amaro
Title: Senior Vice President

REGIONS BANK
a national banking association,

By: /s/ William Chalmers
Name: William Chalmers
Title: Assistant Vice President

CITIZENS BANK
a national banking association,

By: /s/ Paul Charles
Name: Paul Charles
Title: VP

CONSENT OF GUARANTOR:
KBS REIT PROPERTIES III, LLC, a Delaware limited liability company ("Guarantor") hereby (i) consents to the terms, conditions and provisions of the foregoing Joinder Agreement and the transactions contemplated by such Joinder Agreement, including, without limitation, the admission of the Additional Borrower as a Borrower under the Loan Agreement and the other Loan Documents, and the assumption of the Obligations by the Additional Borrower, and (ii) reaffirms the full force and effectiveness of (y) that certain Payment Guaranty Agreement dated as of October 17, 2018 executed by Guarantor in favor of Agent and Lenders in connection with the Loan, and (z) that certain Recourse Carve-Out Guaranty Agreement dated as of October 17, 2018 executed by Guarantor in favor of Agent and Lenders in connection with the Loan.

GUARANTOR:

KBS REIT PROPERTIES III, LLC, a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

	By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

		By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr. Chief Executive Officer

EXHIBIT A
Legal Description of Additional Project (201 17th Street)
That certain real property located in the County of Fulton, State of Georgia and more particularly described as follows:
PARCEL 1:
ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 108 of the 17th District, City of Atlanta, Fulton County, Georgia, lying at and above 905.42 feet above “MSL” (which term means Mean Sea Level as determined by reference to the most current published datum by the U.S. Coast and Geodetic Survey for Atlanta, Georgia, as of the date hereof), and being contained within the area formed by the boundary lines more particularly described as follows:
COMMENCE at Monument BFC 04 lying at State Plane Coordinates Northing 1,378,194.1172 and Easting 2,223,416.8937, NAD 83 Georgia West Zone, said monument also described as being located at the intersection of the easterly right-of-way line of Northside Drive (variable right-of-way-width) and the southerly right-of-way line of Norfolk southern railroad (variable right-of-way width); thence run North 71° 29' 47" East, 2853.58 feet to a point on the easterly right-of-way line of State Street (variable right-of-way width); thence, run along and coincident with the easterly right-of-way line of State Street North 00° 43' 05" East, 150.00 feet to a point on the northwesterly end of the mitered intersection of the easterly right-of-way line of State Street and the northerly right-of-way line of 17th Street (variable right-of-way width); thence, run along said miter South 44° 16' 54" East, 14.14 feet to a point on the southeasterly end of said miter; thence, run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 282.90 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 65.00 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 305.67 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 99.81 feet to a point on the easterly right-of-way line of District Avenue (a private variable right-of-way width); thence, run South 00° 47' 05" West, 0.22 feet to a point; thence, run along and coincident with the northerly right-of-way line of 17th Street South 89° 22' 58" East, 36.48 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 20' 21" East, 49.67 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 19' 08" East, 78.40 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 11' 50" East, 87.16 feet; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 21' 47" East, 79.54 feet to a point on the easterly right-of-way line of Market Street (a private variable right-of-way width), said point being the TRUE POINT OF BEGINNING; FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, thence leave the northerly right-of-way line of 17th Street and run along and coincident with the easterly right-of-way line of Market Street the following courses and distances:

Exhibit A

1.North 00° 57' 39" East, 13.82 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
2.North 00° 52' 35" East, 9.92 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
3.North 00° 46' 42" East, 10.03 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
4.North 00° 38' 08" East, 9.98 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
5.North 00° 36' 38" East, 10.01 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
6.North 00° 40' 29" East, 20.09 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
7.North 00° 37' 49" East, 9.93 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
8.North 00° 46' 18" East, 20.05 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
9.North 00° 41' 53" East, 20.33 feet to a point on the southerly right-of-way line of 17-1/2 Street (a private variable right-of-way width);
Thence, leave the easterly right-of-way line of Market Street and run along and coincident with the southerly right-of-way line 17-1/2 Street the following courses and distances:
10.South 89° 18' 40" East, 19.86 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
11.South 89° 22' 43" East, 19.90 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
12.South 89° 25' 05" East, 10.35 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
13.South 89° 11' 59" East, 9.91 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
14.South 89° 09' 53" East, 10.19 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
15.South 88° 48' 21" East, 10.01 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
16.South 89° 20' 14" East, 9.99 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
17.South 89° 25' 01" East, 9.91 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
18.South 89° 06' 08" East, 10.05 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
19.South 89° 15' 59" East, 10.03 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
20.South 89° 25' 29" East, 9.92 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
21.South 89° 17' 01" East, 30.05 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
22.South 89° 24' 03" East, 10.03 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
Exhibit A

23.North 89° 45' 53" East, 10.00 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
24.South 89° 12' 19" East, 8.77 feet to a point on the westerly right-of-way line of Commerce Street (a private variable right-of-way width);
Thence, leave the southerly right-of-way line of 17-1/2 Street and run along and coincident with the westerly right-of-way line of Commerce Street the following courses and distances:
25.South 01° 13' 30" West, 10.44 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
26.South 00° 50' 55" West, 10.08 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
27.South 00° 43' 01" West, 10.01 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
28.South 00° 45' 19" West, 9.93 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
29.South 00° 37' 17" West, 10.11 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
30.South 00° 42' 06" West, 19.95 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
31.South 00° 44' 35" West, 9.97 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
32.South 00° 48' 07" West, 10.08 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
33.South 00° 31' 56" West, 9.91 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
34.South 00° 37' 14" West, 10.05 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
35.South 00° 50' 17" West, 13.82 feet to a point on the northerly right-of-way line of 17th Street;
Thence, leave the westerly right-of-way line of Commerce Street and run along and coincident with the northerly right-of-way line of 17th Street the following courses and distances:
36.North 89° 34' 08" West, 10.13 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
37.North 89° 30' 54" West, 9.93 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
38.North 89° 17' 48" West, 10.09 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
39.North 89° 30' 10" West, 9.80 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
40.North 89° 11' 36" West, 10.06 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
Exhibit A

41.North 89° 20' 05" West, 10.00 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
42.North 89° 16' 39" West, 9.99 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
43.North 88° 59' 57" West, 9.91 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
44.North 89° 34' 52" West, 10.07 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
45.North 88° 55' 48" West, 10.09 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
46.North 89° 01' 03" West, 9.95 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
47.North 89° 05' 02" West, 10.16 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
48.North 89° 16' 49" West, 9.87 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
49.North 89° 28' 38" West, 10.00 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
50.North 89° 13' 55" West, 20.02 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
51.North 89° 10' 16" West, 9.89 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
52.North 89° 14' 29" West, 10.09 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
53.North 89° 09' 01" West, 8.88 feet to a point, said point being the TRUE POINT OF BEGINNING.
Said tract being more particularly shown as "Parcel 'O-11'" on that certain ALTA/ACSM Land Title Survey of Parcel O-11 (W/ Garage Beneath), prepared for SPUS6 Atlantic 201 Office, LP, SPUS6 Atlantic 201 Office Mortgagee, LP, Commonwealth Land Title Insurance Company, District Owners' Association, Inc., SP5 Atlantic Land Developer, LLC and Parker, Hudson, Rainer & Dobbs LLP, prepared by TerraMark Land Surveying, Inc., bearing the seal and certification of William C. Wohlford, Jr., Georgia Registered Land Surveyor No. 2577, dated November 7, 2007, last updated December 13, 2011.
PARCEL 2:
TOGETHER WITH those easement rights arising from that certain Second Amended and Restated Master Declaration of Protective Covenants, Conditions, Restrictions and Easements for The Atlantic Redevelopment Site by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of May 7, 2004, and made effective as of October 25, 2001, recorded in Deed Book 37538, Page 38, Records of Fulton County, Georgia (the "Records"); as affected by that certain Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated April 3, 2002, recorded in Deed Book 32150, Page 616, aforesaid Records; as further
Exhibit A

affected by that certain Notice of Addition and Submission of Property by Atlantic Station, L.L.C., a Delaware limited liability company, dated October 14, 2005, recorded in Deed Book 41134, Page 557, aforesaid Records; said Agreement Regarding Slag Depository being amended by that certain First Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated October 14, 2005, recorded in Deed Book 41134, Page 563, aforesaid Records; said Agreement Regarding Slag Depository being further amended by that certain Second Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated November 7, 2006, recorded in Business Book 15, Page 180, aforesaid Records, as re-recorded November 21, 2006, recorded in Deed Book 43925, Page 682, aforesaid Records; as amended by that certain First Amendment to Second Amended and Restated Master Declaration of Protective Covenants, Conditions, Restrictions and Easements for The Atlantic Redevelopment Site by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of March 26, 2007, recorded in Deed Book 44724, Page 661, aforesaid Records; said Agreement Regarding Slag Depository being further amended by that certain Third Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated October 11, 2007, recorded in Deed Book 45855, Page 193, aforesaid Records; said Agreement Regarding Slag Depository being further amended by that certain Fourth Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated July 21, 2010, recorded in Deed Book 49207, Page 193, aforesaid Records; as assigned by that certain Assignment of Developer's Rights and Obligations Under the Second Amended and Restated Master Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The Atlantic Redevelopment Site by and between Atlantic Station, L.L.C., a Delaware limited liability company ("Assignor") and SP5 Atlantic Land Developer, LLC, a Delaware limited liability company ("Assignee"), dated December 31, 2010, recorded in Deed Book 49713, Page 633, aforesaid Records.
PARCEL 3:
ALSO TOGETHER WITH those easement rights arising from that certain Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of August 2, 2004, recorded in Deed Book 38171, Page 37, aforesaid Records; as affected by that certain Consent to Easement Encroachment (Air Gap Easement) (Parcel O-12) by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of August 2, 2004, recorded in Deed Book 38276, Page 128, aforesaid Records; as further affected by that certain Consent to Easement Encroachment (Air Gap Easement) (Parcels R-18 and H-1) by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of August 2, 2004, recorded in Deed Book 38276, Page 132, aforesaid Records; as amended by that certain First Amendment to Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of December 21, 2004, recorded in Deed Book 39105, Page 182, aforesaid Records; as further amended by that certain Second Amendment to Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of October 17, 2005, recorded in Deed Book 41149, Page 416, aforesaid Records; as further amended by that certain Third Amendment to Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of February 9, 2007, recorded in Deed Book 44449, Page 655, aforesaid Records; as assigned by that certain
Exhibit A

Assignment of Developer's Rights and Obligations Under the Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by and between Atlantic Station, L.L.C., a Delaware limited liability company ("Assignor") and SP5 Atlantic Land Developer, LLC, a Delaware limited liability company ("Assignee"), dated December 31, 2010, recorded in Deed Book 49713, Page 638, aforesaid Records.
PARCEL 4:
ALSO TOGETHER WITH those easement rights arising from that certain Declaration of Building Site Covenants, Conditions, and Restrictions for Parcel O-11 of The ATLANTIC STATION® Redevelopment Site, by Atlantic Station, L.L.C., a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 64, aforesaid Records; as assigned by that certain Assignment of Developer's Rights and Obligations Under the Declaration of Building Site Covenants, Conditions and Restrictions for Parcel O-11 of The ATLANTIC STATION® Redevelopment Site by and between Atlantic Station, L.L.C., a Delaware limited liability company ("Assignor") and SP5 Atlantic Land Developer, LLC, a Delaware limited liability company ("Assignee"), dated December 31, 2010, recorded in Deed Book 49714, Page 46, aforesaid Records.
PARCEL 5:
ALSO TOGETHER WITH those easement rights arising from that certain Utility Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 137, aforesaid Records.
PARCEL 6:
ALSO TOGETHER WITH those easement rights arising from that certain Temporary Access Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 156, aforesaid Records.
PARCEL 7:
ALSO TOGETHER WITH those easement rights arising from that certain Parking Easement Agreement by and among Atlantic Station, L.L.C., a Delaware limited liability company, District Owners’ Association, Inc., a Georgia non-profit corporation, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 221, aforesaid Records; as amended by that certain First Amendment to Parking Easement Agreement by and among Atlantic Station, L.L.C., a Delaware limited liability company, District Owners’ Association, Inc., a Georgia non-profit corporation, and One Market Street Office, LLC, a Delaware limited liability company, dated July 21, 2010, recorded in Deed Book 49210, Page 322, aforesaid Records.
PARCEL 8:

Exhibit A

ALSO TOGETHER WITH those easement rights arising from that certain Garage Facilities Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 268, aforesaid Records; as amended by that certain First Amendment to Garage Facilities Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated July 21, 2010, recorded in Deed Book 49210, Page 366, aforesaid Records.
PARCEL 9:
ALSO TOGETHER WITH those easement rights arising from that certain Temporary Parking Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and District Owners' Association, Inc., a Georgia non-profit corporation, dated October 17, 2005, recorded in Deed Book 41149, Page 581, aforesaid records; as amended by that certain First Amendment to Temporary Parking Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and District Owners' Association, Inc., a Georgia non-profit corporation, dated July 30, 2008, recorded in Deed Book 47037, Page 673, aforesaid records.

Exhibit A

EXHIBIT B
Additional Borrower Organizational Chart
[To be attached]
Exhibit B

KBSIII 201 17TH STREET, LLC OWNERSHIP STRUCTURE